FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
              FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
                     A Series of First Investors Series Fund

                        Supplement dated August 29, 1997
                       to Prospectus dated April 30, 1997


The following paragraph replaces the third paragraph under "Waiver of Class A Sales Charges" on page 15:


     Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust ("M.I.N.T."), J.C. Bradford & Co. as agent for the Sponsors, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Selling brokers may receive a portion of the sales charge. In addition, Glickenhaus & Co., a co-Sponsor of various series of M.I.N.T., receives certain additional compensation with respect to Unit Distributions made into the Insured Tax Exempt Fund by Unitholders of various series of M.I.N.T. This fee, which is paid from FIMCO's own resources, is calculated as a percentage of the Unit Distributions that are invested in the Insured Tax Exempt Fund through certain arrangements with Glickenhaus & Co. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."


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